Exhibit 10.1

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Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2

SECOND AMENDMENT
TO DISTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO DISTRIBUTION AGREEMENT (the “Second Amendment”) is made and entered into as of July 30, 2010 (the “Second Amendment Effective Date”) by and between Meadowbrook Meat Company, Inc., a North Carolina corporation d/b/a MBM Corporation (“MBM”), and El Pollo Loco, Inc., a Delaware corporation (“EPL”).

A.          MBM and EPL are parties to a Distribution Agreement dated August 15, 2005 (“Distribution Agreement”), as amended by a First Amendment to Distribution Agreement dated August 3, 2006 (the “First Amendment”).  The Distribution Agreement and the First Amendment shall hereafter be collectively referred to as the “Agreement.”

B.          Capitalized terms used but not defined in this Second Amendment shall have the meanings ascribed to such terms in the Agreement.

C.          The parties agree that the Agreement shall be amended as follows:

1.           Amendment to Section 7.  Subject to the terms and conditions of this Second Amendment, the term of the Agreement shall be extended until August 31, 2015, unless sooner terminated in accordance with other provisions of the Agreement.

2.           Amendment to Exhibit B.  Subject to the terms and conditions of this Second Amendment, the following MBM Distribution Facility shall be added to Exhibit B:

MBM Rocky Mount 2641 Meadowbrook Road Rocky Mount, North Carolina 27801

3.           Amendments to Exhibit C.  Subject to the terms and conditions of this Second Amendment, Exhibit C shall be amended as follows:

A.          With respect to Distribution Fee Structure, the following language shall be added:

New Pricing Effective with Route Updates and signed contract agreement through December 31, 2011

Category	Fee/Markup	Method
Fresh Chicken	[***]	Per Pound Fee
Equipment and Small wares	[***]	Markup on Cost
*Non Stock Small Wares	[***]	Per Case Fee
All other Products	[***]	Per Case Fee

January 1, 2012 to August 31, 2013

Category	Fee/ Markup	Method
Fresh Chicken	[***]	Per Pound Fee
Equipment and Small wares	[***]	Markup on Cost
Non Stock Small Wares	[***]	Per Case Fee
All other Products	[***]	Per Case Fee

September 1, 2013 to August 31, 2015

Category	Fee/ Markup	Method
Fresh Chicken	[***]	Per Pound Fee
Equipment and Small wares	[***]	Markup on Cost
Non Stock Small Wares	[***]	Per Case Fee
All other Products	[***]	Per Case Fee

Chemicals shall be included in the “All Other Products” Fee Per Case pricing methodology.  Non Stock Small wares apply only to small wares from the Rocky Mount distribution center that is shipped direct to the stores, not on the normal route.

MBM shall provide [***] distribution of Approved Products donated free by suppliers for promotions up to a limit of [***] per calendar year.

B.           The prompt payment discount for payments made within [***] days of invoice via ACH shall be increased from [***]/case to [***] per case.

C.           The Adjustment for Fuel Tax Changes chart shall be replaced with the following Fuel Surcharge chart:

[Fuel surcharge chart follows on next page]

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El Pollo Loco Quarterly Fuel Matrix

Low Range	High Range	Surcharge
Ongoing Downward
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Ongoing Upward

FUEL ADJUSTMENT - Distributor and Customer agree that the Fee Per Case will be adjusted quarterly to reflect increases or decreases in the cost of diesel fuel as defined in the chart above.  The "Quarterly Average Fuel Price” will be determined by using the West Coast PADD as published in the U.S. “EIA Retail On-Highway Diesel Prices” by the Department of Energy at the Internet address www.EIA.Doe.gov (the “Fuel Index”) for the units serviced by both Rancho and Pleasanton.  The “Quarterly Average Fuel Price” will be determined by using the “US National Average” as published in the “U.S. “EIA Retail On- Highway Diesel Prices” by the Department of Energy at the internet address www.EIA.DOE.gov (the “fuel index)for the units serviced by Fort Worth and Rocky Mount. The Quarterly Average Fuel Price will be calculated by using the average of the prior [***] weeks' prices published in the Fuel Index for the previous quarter. The Fee Per Case will be adjusted if the Quarterly Average Fuel Price is above [***] per gallon or below [***] per gallon. In the event that the Weekly Average Fuel Price is not published by the United States Department of Energy or any other successor or similar governmental agency, the parties shall accept comparable statistics on such Weekly Average Fuel Price, as published at the time of such discontinuance by a responsible and recognized authority to be then chosen by mutual agreement of Customer and Distributor

In the event fuel falls below [***] per gallon a [***] discount per case for each [***] decline in fuel, below the baseline of [***] will be implemented.

D.
The Standard Delivery Guidelines shall be revised to reflect that MBM’s Rancho Cucamonga Distribution Facility will combine chicken and grocery deliveries on an every other day basis for near areas ([***] miles) and that the cut-off for placing orders for such combined deliveries will be [***] the day prior to delivery.

E.
MBM will contribute [***] annually towards the EPL Leadership Conference. Should MBM’s sales to the EPL system increase by [***] in any given year, MBM’s contribution would increase in the following year by the percent of increase from the prior year.

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4.           Remainder of Agreement. All terms, conditions and provisions of the Agreement not amended, modified or deleted by this Second Amendment shall continue in full force and effect.  MBM’s exercise of the rights provided by this Second Amendment shall not preclude MBM from exercising any other rights under the Agreement.

5.           Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile signature of this Second Amendment shall be deemed to have full force and effect as an original executed copy.

6.           Binding Effects. This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall, except as otherwise set forth herein, inure to the benefit of only the parties hereto.

7.           Entire Agreement. The Agreement, as amended by this Second Amendment, and the PMSA constitute the entire understanding of the parties with regard to the subject matter hereof and supersede all prior or contemporaneous discussions, representations, promises, inducements and understandings with respect to the subject matter hereof.

8.           Authority. Each party hereby represents and warrants that (i) it has authority to enter into this Second Amendment, (ii) the terms, covenants and obligations contained herein are binding upon and enforceable against itself, (iii) their respective officers who are signing this Second Amendment have been duly authorized to do so, and (iv) the execution and delivery of this Second Amendment does not and will not violate any law, regulation or agreement of which it is subject or party.

[Signature page follows]

MBM and EPL have signed this Second Amendment as of the Second Amendment Effective Date.

MBM:

MEADOWBROOK MEAT COMPANY, INC.

By:	/s/ Andy Blanton
Name: Andy Blanton
Titled: Chief Operating Officer

EPL:

El Pollo Loco, Inc.

By:	/s/ Gary C. Campanaro
Name: Gary C. Campanaro
Title: Chief Financial Officer